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                                                                    EXHIBIT 23.B


[NSA LETTERHEAD]




            CONSENT OF INDEPENDENT PETROLEUM ENGINEER AND GEOLOGISTS

We hereby consent to the incorporation by reference to our reserve reports dated as of December 31, 2003, 2002, and 2001, each of which is included in the Annual Report on Form 10-K of GulfTerra Energy Partners, L.P. for the year ended December 31, 2003.


                                        NETHERLAND, SEWELL & ASSOCIATES, INC.


                                        By:     /s/ Frederic D. Sewell
                                           ------------------------------------
                                           Frederic D. Sewell
                                           Chairman and Chief Executive Officer

Dallas, Texas
March 12, 2004